SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
        Date of Report (DATE OF EARLIEST EVENT REPORTED) August 15,2008

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-32465                                04-3402789
          ---------------                        --------------------
    (COMMISSION FILE NUMBER NO.)           (IRS EMPLOYER IDENTIFICATION NO.)

                               95 Prescott Street
                              Worcester, MA 01605

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                  --------------------------------------------
              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sales of Equity Securities

Mass Megawatts Wind Power, Inc. recently raised $257,000 in Private placement of restricted shares of common stock. These shares are not registered under Rule 506 of Regulation D, which is an exemption of Section 4(c) of the Securities Act of 1933.Rule 506 of Regulation D is considered a "safe harbor" for the private offering exemption of Section 4(2) of the Securities Act. Companies using the Rule 506 exemption can raise an unlimited amount of money. The company does not use general solicitation or advertising to market the securities;

Part of the proceeds was to eliminate the debt in the company. The additional funds will be the fuel for the future growth of Mass Megawatts. It will assure the completion of their goals on a timely basis.

Another priority of the proceeds is to initiate substantial third party verification of the technology. The purpose is to prove the new product's long term durability in order to be eligible for debt financing for its power plants and receive more favorable large scale equity financing for the projects in the future. The next priority is our marketing program. While it is true that minimal marketing efforts will be required, there will be some initial marketing of the product to bring it to the attention of potential buyers. Upon successful third party verification, Mass Megawatts can begin developing strategic alliances with other wind power developers who have done the initial more expensive and sometimes complicated steps of zoning, financing and other requirements toward developing much larger commercial wind energy projects.

     The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

Index to and Description of Exhibits

Exhibit 99.1  Press release dated August 15,2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                         (Registrant)

        Dated: August 15,2008                      By: /s/ Jonathan C. Ricker
                                                    ----------------------------
                                                         Jonathan C. Ricker
                                                      Chief Executive Officer
                                                      Chief Financial Officer